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                                             (Commission File Number): 001-09319
                                                                       001-09320
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                            -------------------------

       Date of Report (Date of earliest event reported): November 9, 1998

          PATRIOT AMERICAN HOSPITALITY, INC.                            WYNDHAM INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)    (Exact Name of Registrant as Specified in its Charter)
                       DELAWARE                                                  DELAWARE
           (State or Other Jurisdiction of                           (State or Other Jurisdiction of
            Incorporation or Organization)                            Incorporation or Organization)
                      94-0358820                                                94-2878485
         (I.R.S. Employer Identification No.)                      (I.R.S. Employer Identification No.)
                 1950 Stemmons Freeway                                     1950 Stemmons Freeway
                      Suite 6001                                                Suite 6001
                  Dallas, Texas 75207                                       Dallas, Texas 75207
                    (214) 863-1000                                            (214) 863-1000
      (Address, Including Zip Code, and Telephone               (Address, Including Zip Code, and Telephone
            Number, Including Area Code, of                           Number, Including Area Code, of
       Registrant's Principal Executive Offices)                 Registrant's Principal Executive Offices)

            ------------------------------                            ------------------------------

                   PAUL A. NUSSBAUM                                          JAMES D. CARREKER
   Chairman of the Board and Chief Executive Officer         Chairman of the Board and Chief Executive Officer
          Patriot American Hospitality, Inc.                            Wyndham International, Inc.
                 1950 Stemmons Freeway                                     1950 Stemmons Freeway
                      Suite 6001                                                Suite 6001
                  Dallas, Texas 75207                                       Dallas, Texas 75207
                  (214) 863-1000                                              (214) 863-1000
        (Name, Address, Including Zip Code, and                   (Name, Address, Including Zip Code, and
       Telephone Number, Including Area Code and                  Telephone Number, Including Area Code,
                 of Agent for Service)                                     of Agent for Service)

                              --------------------

                                   copies to:

                             GILBERT G. MENNA, P.C.
                            KATHRYN I. MURTAGH, ESQ.
                           Goodwin, Procter & Hoar LLP
                                 Exchange Place
                        Boston, Massachusetts 02109-2881
                                 (617) 570-1000

                              --------------------

Item 5.  Other Events

         FORWARD-LOOKING STATEMENTS. Any statements in this Form 8-K that are not strictly historical are forward-looking statements within the meanings of the safe-harbor provision of the Private Securities Litigation Reform Act. These statements include, among other things, any statements regarding intent, expectations or belief with respect to (i) availability or terms of additional sources of capital for the companies, (ii) the companies' ability to refinance, extend or amend the terms of existing indebtedness, (iii) the companies' ability to reach settlement on the forward equity contracts, and
(iv) the companies' ability to restore damage sustained at certain of its properties due to Hurricane Georges. Stockholders are cautioned that, while forward-looking statements reflect the companies' good faith beliefs, they are not guarantees of future performance and involve known and unknown risks and uncertainties, and that actual results may differ materially from those in the forward-looking statements as a result of various factors. Certain factors that could cause such differences include, without limitation, the availability of equity or debt financing at terms and conditions favorable to the companies, the willingness of the companies' existing lenders to refinance, extend or amend the terms of existing indebtedness, the willingness of the counterparties to the companies' forward equity contracts to enter into settlements regarding those agreements, and other factors detailed in this Current Report on Form 8-K, in the companies' Quarterly Report on Form 10-Q for period ended June 30, 1998, and in the companies' Registration Statements on Form S-3 (File Nos. 333-58705 and 333-65339).

         COMBINED LIQUIDITY AND CAPITAL RESOURCES. In June 1998, Patriot American Hospitality, Inc. ("Patriot") entered into a revised credit facility with The Chase Manhattan Bank and Chase Securities, Inc. and Paine Webber Real Estate Securities, Inc. providing a $900 million Revolving Credit Facility and an aggregate amount of $1.8 billion of Term Loans. Currently, Patriot has $12.2 million of available funds under the Revolving Credit Facility. Additionally, the Term Loans have maturities of January 31, 1999 ($350 million); March 31, 1999 ($400 million); and March 31, 2000 ($450 million). Patriot and Wyndham International, Inc. ("Wyndham," and together with Patriot, the "Companies") also have approximately $205 million of other debt which is currently due on or before December 31, 1998.

         The Companies are evaluating possible means of improving liquidity through refinancing or extending the maturity of existing indebtedness, issuing additional equity securities, and divesting certain non-core, non-proprietarily branded hotel assets. The Companies have also re-strategized capital expenditures and development programs, are improving operating efficiencies, and are in discussions to seek possible amendments to the Revolving Credit Facility.

         No assurances can be made regarding the availability or terms of additional sources of capital for the Companies in the future and no assurances can be given regarding the Companies' ability to successfully refinance or extend the maturity of existing indebtedness. No assurances can be given regarding the Companies' success in securing any amendments to the Revolving Credit Facility. Additionally, in the absence of such amendments, no assurances can be given that the Companies will continue to meet the reduced EBITDA coverage ratio requirements which go into effect in December under the Revolving Credit Facility. If the Companies are unable to secure additional sources of financing in the future, are unable to successfully refinance existing indebtedness, or are unable to obtain amendments to existing covenants under the Revolving Credit Facility, no assurance can be made that the Companies will be able to meet their financial obligations as they come due or that the lack of future financing sources would not have a material adverse effect on the Companies' financial condition and results of operations.

         FORWARD CONTRACTS. The Companies are parties to forward equity transactions with three counterparties involving the sale of an aggregate of
13.3 million shares (the "Initial Shares") of paired common stock of the Companies with related purchase price adjustment mechanisms (the "Forward Contracts"). The Forward Contracts require the Companies from time to time to issue additional shares of paired common stock or pay cash based upon the difference between the respective forward prices and the market price of the Companies' paired common stock. The Companies' aggregate exposure under the Forward Contracts as of November 1, 1998 was approximately $313.6 million (assuming the Forward Contracts are settled in cash). The Companies have registered the sale of up to 44,000,000 shares of paired common stock in connection with the Forward Contracts; however, to date no sales have been made under such registration statements. There can be no assurance that such registration statements will remain effective or that the Companies will not be required to register additional shares for delivery under the Forward Contracts.

         Settlement under one or more of the Forward Contracts could have adverse effects on the Companies' liquidity or dilutive effects on the Companies' capital stock. Delivery of cash would adversely affect the Companies' liquidity, and delivery of shares would have dilutive effects on the Companies' capital stock. Moreover, settlement (whether by reason of a drop in the market price of the paired shares or otherwise) may force the Companies to issue paired shares at a depressed price, which may heighten the dilutive effects on the Companies' capital stock. The dilutive effect of a stock settlement and the adverse liquidity effect of a cash settlement increase significantly as the market price of the paired shares declines below the applicable forward price or reference price.

         Under each Forward Contract, at settlement the Companies must deliver to the counterparty paired shares or, under certain circumstances, cash, with respect to the number of shares of paired common stock initially sold to such counterparty, based upon the difference between the applicable forward price and the market price of the paired common stock at the time of settlement. The forward price is determined by reference to the purchase price of the Initial Shares plus an imputed return based upon LIBOR plus an applicable spread between 140 and 150 basis points. The Initial Shares were issued at the following share prices: $24.8625 (4,900,000 shares, with NationsBanc Capital Corporation ("Nations") as counterparty); $27.01125 (5,150,000 shares, with PaineWebber Financial Products, Inc. ("PaineWebber") as counterparty); and $28.8125 (3,250,000 shares, with UBS AG, London Branch ("UBS") as counterparty).

         The market price of the paired common stock has dropped significantly below the respective forward prices under the Forward Contracts. As a result, the Companies to date have made cash payments totaling approximately $54.3 million and have delivered an aggregate of 25,258,163 additional shares of paired common stock as collateral to the counterparties.

         The Companies' forward contracts with PaineWebber and UBS, representing a total obligation of approximately $192 million, reached maturity on October 15, 1998 without final settlement by the Companies. UBS has asserted that the Companies are in default under the terms of its forward contract as the result of the Companies not delivering certain cash collateral and not mailing a final settlement of the contract in cash although the Companies have disputed this. In addition, because the market price of the paired common stock is below applicable unwind thresholds under the forward contract with Nations (which represents an obligation of approximately $128 million), Nations has alleged the right to require a complete settlement of its transaction.

         The Companies are currently in discussions regarding possible resolutions of the respective Forward Contracts to provide the Companies with the opportunity to resolve the Forward Contracts through payments of cash or other forms of consideration, and thus to avoid the need to settle in shares. There can be no assurance that such discussions will be successful. Moreover, any such resolutions may require the consent of the lenders under the Companies' credit facility. No assurances can be given that any such consent, if required and sought, would be obtained.

         TREASURY RATE LOCK AGREEMENTS. The Companies previously entered into three treasury interest rate lock agreements to protect the Companies against the possibility of rising interest rates in connection with an anticipated $850 million corporate bond offering originally scheduled for the fourth quarter of 1998. However, given current conditions in the debt capital markets, the Companies have decided to delay this debt issuance indefinitely. Under the rate lock agreements, the Companies receive or make payments based on the differential between specified interest rates, 6.06%, 6.07% and 5.62% respectively, and the actual

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

10-year U.S. Treasury interest rate on a notional principal amount of $525 million. To date, the Companies have settled the entire $525 million in treasury interest rate locks at rates between 4.59% and 4.67% resulting in a $49.2 million one-time charge to earnings recorded in the third quarter of 1998.

         HURRICANE GEORGES. In September 1998, Hurricane Georges hit the island of Puerto Rico and the Gulf coast of the United States, including Florida and Louisiana. Patriot owns three properties on Puerto Rico, the El Conquistador Resort and Country Club, the El San Juan Hotel and Casino and the Condado Plaza Hotel. In addition to these properties, Wyndham manages two properties on the island, the Old San Juan Hotel and Casino and the Wyndham Palmas del Mar.

         The Companies' damage assessment teams, working with the underwriters for the Companies' insurance providers, have inspected each of the Companies' owned or managed properties on Puerto Rico and while none of the properties were destroyed, each sustained damages requiring repair and construction. Furthermore, each of the Companies' owned or managed properties sustained damages to the surrounding grounds and landscaping which are in the process of being repaired. To date, the El San Juan, the Old San Juan, the El Conquistador, and the Palmas del Mar have re-opened for business. It is currently anticipated that the remainder of the closed rooms at the Condado Plaza and the suites at Las Casitas and certain other ancillary facilities at the El Conquistador will re-open in late November and that the stand alone ballroom at Palmas del Mar will re-open in mid-January. In addition, the grand opening of the Golden Door Spa at the El Conquistador which was scheduled for mid-October will be delayed until mid-December. The Companies' estimated re-opening dates are subject to the availability of construction materials and labor. No assurances can be given that the Companies' owned or managed properties on Puerto Rico will be operating at full capacity by these estimated dates.

         All of the Companies' owned or managed properties on Puerto Rico are insured with both comprehensive property damage and business interruption insurance, subject to certain deductibles. The Companies have hired a consultant to assess their business interruption claims and are currently negotiating with their insurance carriers regarding coverage for the losses sustained at the Puerto Rico properties. While the Companies currently believe that substantially all of the damages sustained at their Puerto Rico properties will be covered by insurance, no assurances can be made regarding the timing or amount of the actual payments that will ultimately be received by the Companies under these policies.


         EARNINGS PER PAIRED SHARE. On November 9, 1998, the Companies issued a press release discussing earnings for the third quarter of 1998. Such press release is filed herewith as Exhibit 99.15 and is deemed incorporated herein in its entirety.

Item 7. Financial Statements and Exhibits

        Exhibits.

        99.1 Purchase Agreement, dated as of April 6, 1998, by and among Patriot American Hospitality, Inc., Wyndham International,
               Inc., PaineWebber Incorporated and PaineWebber Financial Products, Inc. (incorporated by reference to Exhibit 99.1 to the Companies' joint registration statement on Form S-3, Nos. 333-58705 and 333-58705-01).
        99.2   Purchase Price Adjustment Mechanism Agreement, dated as of
               April 6, 1998, by and among Patriot American Hospitality, Inc., Wyndham International, Inc., PaineWebber Incorporated and PaineWebber Financial Products, Inc. (incorporated by reference to Exhibit 10.3 to the Companies' Quarterly Report on Form 10-Q for the quarter ended June 30, 1998) (Nos. 001-09319 and 001-09320).
        99.3 Letter Agreement, dated July 30, 1998, by and among Patriot American Hospitality, Inc., Wyndham International, Inc. and PaineWebber Financial Products, Inc. (incorporated by reference to Exhibit 99.3 to the Companies' joint registration statement on Form S-3, Nos. 333-58705 and 333-58705-01).
        99.4 Letter Agreement, dated August 14, 1998, by and among Patriot American Hospitality, Inc., Wyndham International, Inc. and PaineWebber Financial Products, Inc. (incorporated by reference to Exhibit 10.4 to the Companies' Quarterly Report on Form 10-Q for the quarter ended June 30, 1998) (Nos. 001-09319 and 001-09320).
        99.5 Purchase Agreement, dated as of February 26, 1998, by and among Patriot American Hospitality, Inc., Wyndham International, Inc. and NMS Services, Inc. (incorporated by reference to Exhibit 10.5 to the Companies' Quarterly Report on Form 10-Q for the quarter ended June 30, 1998) (Nos. 001-09319 and 001-09320).
        99.6 Purchase Price Adjustment Mechanism, dated as of February 26, 1998, by and among Patriot American Hospitality, Inc., Wyndham International, Inc. and NMS Services, Inc. (incorporated by reference to Exhibit 10.6 to the Companies' Quarterly Report on Form 10-Q for the quarter ended June 30, 1998) (Nos. 001-09319 and 001-09320).
        99.7 Amendment to Agreements, dated as of August 14, 1998, by and among Patriot American Hospitality, Inc., Wyndham International, Inc. and NationsBanc Mortgage Capital Corporation (incorporated by reference to Exhibit 10.7 to the Companies' Quarterly Report on Form 10-Q for the quarter ended June 30, 1998)
               (Nos. 001-09319 and 001-09320).
        99.8 Purchase Agreement, dated December 31, 1997, by and among Patriot American Hospitality, Inc., Patriot American Hospitality Operating Company, UBS Limited and Union Bank of Switzerland (incorporated by reference to Exhibit 10.8 to the Companies' Quarterly Report on Form 10-Q for the quarter ended June 30,
               1998) (Nos. 001-09319 and 001-09320).
        99.9 Forward Stock Contract, dated as of December 31, 1997, by and among Patriot American Hospitality, Inc., Patriot American Hospitality Operating Company, and Union Bank of Switzerland (incorporated by reference to Exhibit 10.9 to the Companies' Quarterly Report on Form 10-Q for the quarter ended June 30,
               1998) (Nos. 001-09319 and 001-09320).
        99.10 Letter Agreement, dated as of August 14, 1998, by and among Patriot American Hospitality, Inc., Wyndham International,
               Inc. and UBS AG, London Branch (incorporated by reference to
               Exhibit 10.10 to the Companies' Quarterly Report on Form 10-Q for the quarter ended June 30, 1998) (Nos. 001-09319 and 001-09320).
        99.11  Letter Agreement, dated September 11, 1998, by and among
               Patriot American Hospitality, Inc., Wyndham International,
               Inc. and UBS AG, London Branch (incorporated by reference to
               Exhibit 99.11 to the Companies' joint registration statement on Form S-3, Nos. 333-58705 and 333-58705-01).
        99.12 Letter, dated September 15, 1998, from PaineWebber Financial Products, Inc. to Patriot American Hospitality, Inc. and
               Wyndham International, Inc. (incorporated by reference to
               Exhibit 99.12 to the Companies' joint registration statement on Form S-3, Nos. 333-58705 and 333-58705-01).
        99.13  Letter Agreement, dated September 30, 1998, by and among
               Patriot American Hospitality, Inc., Wyndham International,
               Inc. and PaineWebber Financial Products, Inc. (incorporated by reference to the same numbered exhibit to the Companies' joint registration statement on Form S-3, Nos. 333-65339 and 333-65339-01).
        99.14* Debt Maturity Schedule of the Companies as of November 5, 1998. 99.15+ Press Release by the Companies

--------------------
* filed herewith
+ to be filed by amendment


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                              PATRIOT AMERICAN HOSPITALITY, INC.

Dated: November 9, 1998       By: /s/ Lawrence S. Jones
                               -------------------------------------
                                 Name: Lawrence S. Jones
                                 Title: Executive Vice President and Treasurer

                           WYNDHAM INTERNATIONAL, INC.

                           By: /s/ Lawrence S. Jones
                               -------------------------------------
                                 Name: Lawrence S. Jones
                                 Title: Executive Vice President and Treasurer


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